Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 1 (the “Amendment”) to the Annual Report of NuZee, Inc. and its subsidiaries (the "Company") on Form 10-K for the period ended September 30, 2018 as filed with the Securities and Exchange Commission on February 11, 2019 (the "Report"), the Company's Chief Financial Officer, Shanoop Kothari, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report, as amended by the Amendment, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report, as amended by the Amendment, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	April 29, 2019	NUZEE, INC.

		By:	/s/ Shanoop Kothari
Shanoop Kothari, Chief Financial Officer (Principal Financial Officer)

61605-00002/3169910.3